UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANANGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03931

CLIPPER FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

(Address of principal executive offices)

Thomas D. Tays

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2009

Date of reporting period: June 30, 2009

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ITEM 1. REPORT TO STOCKHOLDERS

Clipper FundSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the prospectus or more current performance information by calling investor services at 1-800-432-2504, or on Clipper Fund’s website (www.clipperfund.com).

Clipper FundSM	Table of Contents

Shareholder Letter	2

Management’s Discussion and Analysis	15

Fund Overview	17

Expense Example	18

Schedule of Investments	19

Statement of Assets and Liabilities	22

Statement of Operations	23

Statements of Changes in Net Assets	24

Notes to Financial Statements	25

Financial Highlights	29

Fund Information	30

Director Approval of Advisory Agreements	31

Directors and Officers	33

Clipper FundSM	Shareholder Letter

The table below summarizes the results of Clipper Fund compared with the S&P 500® Index against which my co-manager Ken Charles Feinberg, our colleagues and I judge ourselves.

Annualized Total Returns as of June 30, 2009
	YTD[1]	1 Year	3 Years	5 Years	10 Years	Inception (2/29/84)
Clipper Fund	7.23%	(31.08)%	(14.94)%	(7.99)%	0.61%	10.51%
S&P 500® Index	3.16%	(26.21)%	(8.22)%	(2.24)%	(2.22)%	9.95%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.76%. The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance data quoted. For most recent month-end returns, visit clipperfund.com or call 800-432-2504. The Fund received favorable class action settlements from companies that it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009. This was a one-time event that is unlikely to be repeated. Clipper Fund was managed from inception, February 29, 1984, until January 1, 2006 by another advisor. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

As much as we would like to emphasize the three relatively respectable results in this table, namely the year-to-date return of 7.23% versus 3.16% for the Index, the 10 year return of 0.61% per year versus -2.22% per year for the Index and the inception-to-date results of 10.51% versus 9.95% for the Index, it would be inappropriate to do so, as these numbers may be misleading. 2 Starting with the very short-term results, we have always reminded shareholders that these results are unpredictable and signify little. Furthermore, the year-to-date numbers were materially helped by the proceeds of two legal settlements. These settlements were awarded to Clipper Fund as compensation for losses in our holdings in Tyco and El Paso, both of which were subsequently sold, and amounted to $1.43 per share, or roughly 4.9%. While these payments offset a portion of the investment losses suffered, we consider such payments non-recurring, or at the least highly unusual. Furthermore, as Clipper Fund’s asset base is smaller now than it was when the losses were incurred, the positive effect of the settlements is larger than it would have been.

Turning to the satisfactory 10 year and since inception results, because we assumed management of Clipper on January 1, 2006, we deserve no credit for the Fund’s success in beating the S&P 500® Index over the very long term. In fact, from the time we assumed management through June 30, 2009, we have lagged the Index by about 17% cumulatively. As it remains our goal to beat this Index after expenses over the long term, we view this 17% deficit as the ground we must make up in order to live up to our commitment to our shareholders. We are dedicated to doing so and will continue to report this figure to you each time we write.

One final comment about our long-term goal: Implicit in this goal of beating the Index after expenses is our expectation that the S&P 500® Index should produce reasonable positive returns over the long run. 3 This has not been the case for the last decade during which the Index actually declined by more than 20%, or -2.2% per year, making the last 10 years some of the worst on record for stock investors. Although Clipper Fund has exceeded the Index by more than 26% cumulatively, or 2.8% per year, over this time period, we would not consider an absolute return of about 6%, or 0.6% per year, satisfactory.2

Our focus on both absolute and relative returns stems from the simple fact that the two of us, our colleagues, families, and directors are large investors in Clipper Fund with over $40 million invested alongside our shareholders. As co-investors, we eat our own cooking and know the truth of the old saying: “you can’t eat relative returns.” For reasons outlined below, rather than shake our conviction, this decade of poor absolute returns strengthens our firm belief that in the decades ahead the Index

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1  Returns for periods less than one year are not annualized.

2  Past performance is not a guarantee of future results.

3  While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Equity markets are volatile and an investor may lose money.

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CLIPPER FUNDSM                                                                                                         Shareholder Letter – (Continued)

should produce satisfactory absolute returns. As a result, if we are successful in gaining any advantage over this Index after expenses, shareholders should be well rewarded. 4

Because our objective is to outperform the S&P 500® Index over the long term, which we define as rolling five and rolling 10 year periods, enough time has not yet passed for us to label our results a failure. We are, however, off to an awful start–one that has been bad enough to shake shareholders’ confidence. While our firm is well known for managing several other large diversified equity funds, including Selected American Shares, which have produced satisfactory results over the long term, these funds are more diversified and larger than Clipper and thus their results may not be relevant. 5 However, it remains our strong view that Clipper’s relatively small size and ability to concentrate its investments should be long-term advantages. 6 This view is supported by the fact that the one concentrated account that we have managed for more than a decade and that should be more analogous to Clipper Fund generated a positive return after fees over the last decade compared with the negative return for the S&P 500® Index. 7 Although we cannot be certain that Clipper would have earned the same results had it been under our management for this period, these results give us some confidence in our ability to manage a concentrated portfolio. A concentrated approach, however, does increase a fund’s volatility, meaning that over time the increased opportunity to outperform carries with it the possibility of experiencing worse periods of underperformance, as has been regretfully but clearly demonstrated over the last three and a half years.

It is important to note that if Clipper’s results improve in the years ahead as we believe they will, the Fund should be incredibly tax-efficient as the Fund’s tax loss carry forward currently stands at $437 million or 44% of net asset value. 8 On top of these realized losses, the Fund has an additional $285 million or 29% of assets in unrealized losses.

Annualized Total Returns as of June 30, 2009 for Clipper Fund	1 Year	5 Years	10 Years
Return Before Taxes	(31.08)%	(7.99)%	0.61%
Return After Taxes on Distributions	(31.30)%	(8.80)%	(0.82)%
Returns after Taxes on Distributions and Sale Of Fund Shares	(19.94)%	(6.18)%	(0.34)%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. See endnotes for additional disclosure.

In the pages that follow, we will provide perspective and context for our trailing results but we will not try to excuse them. You have a right to expect more from us.

Given the tremendous market and economic turmoil as well as the Fund’s poor results over the last year, we received many questions from the shareholders who attended our annual gathering in Los Angeles in May. As a result, we thought that it would be useful to elaborate on these topics in this midyear report for the benefit of shareholders who were unable to attend. Thus, we have chosen a somewhat different format for this report, structuring it as a series of answers to these questions. We have organized the questions from the general to the specific and, as always, will include a review of our mistakes as well as our successes. We hope you find this format useful and would welcome your feedback.

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4  While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Equity markets are volatile and an investor may lose money.

5  This is not a solicitation for Selected American Shares, which is sold under a separate prospectus.

6  Concentrating a fund’s portfolio in a select limited number of securities can increase the volatility of the portfolio.

7  Discussion of other concentrated accounts should not be considered a substitute or proxy for Clipper Fund. Holdings and performance will vary.

8  Includes year-to-date realized losses of approximately $401 million.

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CLIPPER FUNDSM                                                                                                         Shareholder Letter – (Continued)

Q: Has the stock market made a bottom?

A: Questions about the overall market are the most common we receive. Unfortunately, the only answer we can give to such questions is, “We don’t know.” While hundreds, if not thousands, of people make a living as market and economic forecasters, there is overwhelming evidence that such short-term forecasting is impossible. As John Kenneth Galbraith observed, “The function of economic forecasting is to make astrology look respectable.” The chart below illustrates this point by contrasting the top Wall Street economists’ forecasts of the direction of interest rates over the following six months with what actually happened. As the chart shows, there is no correlation between their predictions and the outcomes.

The same is true of stock market forecasts. The chart below shows Wall Street strategists’ predictions of the following year’s stock market returns, which also appear uncorrelated with what actually happened.

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CLIPPER FUNDSM                                                                                                         Shareholder Letter – (Continued)

Furthermore, what is true of forecasters as a group is also true of individuals. Although the media is now filled with fawning interviews with those strategists who correctly predicted the bear market, these are not the same strategists who were lionized for predicting the bull market. Reputations for astute forecasting tend to be short-lived. A dramatic example of the ephemeral nature of such reputations came in Alan Greenspan’s admission that “I’ve been in the forecasting business for 50 years, and I’m no better than I ever was, and nobody else is either.” (Now he tells us!)

While we cannot predict the short-term direction of the market or economy, we do know that the market is likely to recover well before there are clear signs of the economy improving. As Warren Buffett wrote last fall, “I can’t predict the short-term movements of the stock market. . . . What is likely . . . is that the market will move higher, perhaps substantially so, well before either sentiment or the economy turns up. So if you wait for the robins, spring will be over.” The same point is illustrated in the chart below, which reviews average cyclical patterns since 1970 and shows that the market has tended to bottom months before the economy.

Q: Why should investors be in stocks at all?

A: Given the market’s negative return over the last decade, some shareholders have begun to question the wisdom of owning stocks. They particularly highlight the fact that bonds have produced far higher returns over the last decade and with far less risk. However, the very fact that bond returns exceeded stock returns over the last decade is exactly why investors should now avoid bonds in favor of equities. 9 Over very long periods of time, but especially those in which interest rates were as low as they are today, stocks have produced better real returns than bonds. As the chart on page 6 shows, there has never been a 20 year period in which stocks produced a negative real return. Please note that this chart is based on data that goes back 200 years. While some credibly argue that the data from before 1920 should not be relied upon, the data since 1920 is more reliable and supports the same conclusion. The fact that we have just come through an anomalous long period in which bonds outperformed stocks is explained by the fact that at the beginning of this period interest rates were very high. Thus, bondholders earned not just a high coupon but also price appreciation from falling interest rates. When interest rates are very low, as they are today, bondholders stand to lose on both fronts. Their starting coupons are low and they face the prospect of price erosion should interest rates rise. Such conditions in the past led to 20 and even 30 year periods in which bondholders suffered negative real returns. Thus, if we define risk as the possibility of having a negative real return over a

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9  Common stocks and bonds represent different asset classes subject to different risks and rewards. Bonds are considered to have less risk than stocks. Future economic events may favor one asset class over another.

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CLIPPER FUNDSM                                                                                                         Shareholder Letter – (Continued)

long period of time, then bonds at today’s interest rates are far riskier than stocks. 10 While investors may feel safer in bonds, the toxic combination of low coupons and the likely prospect of higher future inflation means bondholders are likely to be more vulnerable to long-term wealth destruction than stockholders.

Q: Why should the next 10 years be better for investors than the last?

A: Although commentators and the public are more pessimistic than ever, it has historically been profitable to invest in the stock market after a decade of poor returns. Specifically, there previously have been 10 rolling 10 year periods since 1928 when the S&P 500® Index (and, before the inception of the S&P 500® Index in the 1950s, the Dow Jones Industrial Average) returned less than 5% per year. In every case, the 10 years that followed produced satisfactory returns averaging approximately 13% per year and ranging from a low of 7% per year to a high of 18% per year. 11 While we cannot know for sure what the next decade holds, it is highly likely to be far better than what we have suffered through in the last 10 years. 12 Past market performance is not a guarantee of future results.

The reason that satisfactory decades for investors tend to follow poor ones is that low prices increase future returns. In other words, because stocks represent ownership interests in underlying businesses, investors who buy at lower prices should enjoy better results than if they bought at higher prices. Consider a business that generates $100,000 of income per year. A buyer who pays $2 million for this business should only expect a 5% return on investment. But if a buyer could get that same business for half price, then the buyer’s return on investment would double to 10%. This same math applies at the level of the stock market, which is, after all, simply a collection of businesses, the majority of which we believe should earn more money 10 years from now than they do today. Ten years ago, when the S&P 500® Index was trading at 1,372, underlying

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10  Common stocks and bonds represent different asset classes subject to different risks and rewards. Bonds are considered to have less risk than stocks. Future economic events may favor one asset class over another.

11  Source: Thompson Financial, Lipper and Bloomberg. Based on the S&P 500® Index from inception. Prior to the inception of the S&P 500® Index, returns are based on the Dow Jones Industrial Average. Returns are calculated by computing the 10 year return of the rolling one year periods between 12/31/37 and 12/31/08. Past performance is not a guarantee of future returns.

12  While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Equity markets are volatile and an investor may lose money.

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CLIPPER FUNDSM                                                                                                         Shareholder Letter – (Continued)

operating earnings were approximately $47, implying a return of about 3%. With the S&P 500® Index trading at 919, underlying operating earnings should be around $55 this year and $74 next year, implying an earnings yield of 6% to 8%, or twice what it was a decade ago. 13 What’s more, these earnings figures are cyclically depressed by the weak economy, giving investors additional upside if the global economy recovers as we expect.

Q: What if we are in a new Great Depression?

A: More and more, we hear from shareholders who are concerned that we are not in a recession but rather a new Great Depression. While there are many substantial and structural reasons why it is unlikely that the United States economy will contract anywhere near as much as it did in the 1930s, the key question from our perspective as investors, rather than economists, is what happened to the stock market during this bleak period. At first glance, the answer is disheartening. It took 25 years for the stock market to return to the level it reached at the peak in 1929. When we look at what was happening in the world during this period it is no surprise that the market did so badly. After all, this 25 year period included unemployment that rose as high as 25%, a 46% peak-to-trough contraction of GDP and a world war to boot, all three of which we consider unlikely to recur. Nevertheless, rather than debate whether or not the conditions are in place for a similar terrible period, let us just suppose that they are. In other words, let’s assume that the market will not reach the highs that it reached in 2000 for 25 years, or until 2025. (Although the S&P 500® Index very slightly exceeded this level in late 2007, few would dispute that the peak of the stock market bubble in terms of valuation and other factors was March of 2000.) Even in granting this horrendous possibility as a worst-case scenario, it should be noted that from 1929–1954, investors did not earn a zero return. After all, the return an investor gets comes from price appreciation plus dividends. Over long periods of time, the returns from dividends can be substantial. In fact, from 1929–1954, although the stock market itself made no headway, investors earned a compound annual return of roughly 5% per year from dividends. It should be noted that this 5% return does not mean that the dividend yield on stocks was 5% throughout this period. In fact, just as today, at the start of the period, the dividend yield was a bit more than 3%.14 It also does not mean that dividends never get cut. During the early 1930s, dividends were essentially cut in half. Yet from the relatively low starting yield, and even allowing for the cuts, over the entire period dividends grew along with GDP and the result of this growing stream of dividends was a 5% return over this 25 year period.

Importantly, even if we are in the same scenario today, we are not starting at the March 2000 peak but rather well below it. In this example, if we assume that from 2000–2025 the market will perform as badly as it did from 1929–1954, then an investor who started at the 2000 peak should only expect to earn a return of about 5% per year from dividends alone with no price appreciation. (Once again, this 5% return implies that dividends will grow from lower yields at the starting point to much higher yields by the ending point, resulting in a 5% return for the entire period.) However, because the market is currently far below its peak, we would also expect price appreciation from the market simply getting back to the level it started from. This price appreciation from 919 back to the March 2000 high of 1,552 by 2025 would add about 3% per year to the 5% dividend returns, creating a total return of about 8%. While this example is obviously hypothetical, it is interesting to note that even in a scenario in which investor returns are as miserable from March of 2000 to March of 2025 as they were from 1929–1954, the worst period in stock market history, investors would still earn about 8% per year from here. 15

We dwell on such examples in order to provide a counterbalance to the pervasive pessimism that has investors getting out of equities in record numbers at exactly the time we believe they should be getting in. As Warren Buffett notes, “The most common cause of low prices is pessimism–sometimes pervasive, sometimes specific to a company or industry. We want to do business in such an environment, not because we like pessimism but because we like the prices it produces. It’s optimism that is the enemy of the rational buyer.” Unfortunately, it remains true that people are pessimistic when prices are low and optimistic when prices are high. The result of having sentiment correlated with prices is that investors (aided by stock market promoters and certain financial media commentators) have incurred a significant self-inflicted penalty by getting in after prices are up and getting out after prices are down. As shown in the chart on page 8, the cost of this penalty over the last

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13  Source: Standard & Poor’s Index Services and S&P Analytical Services, via standardandpoors.com. Actual results may differ materially from those we anticipate.

14  Source: http://www.econ.yale.edu/~shiller/data/ie_data.xls. As of June 30, 2009. Past performance is not a guarantee of future returns.

15  This is hypothetical and not a prediction of the future of the stock market.

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CLIPPER FUNDSM                                                                                                         Shareholder Letter – (Continued)

20 years is estimated to be about 6.5% per year, a staggering figure that dwarfs any other investment expenses.

While it may run counter to human nature to suggest that people invest more in times of panic and less in times of euphoria, a simple program of disciplined dollar-cost averaging would greatly improve most investors’ results. 16 Looking back at the same bleak period described above provides a staggering example of the effectiveness of just such an approach. Imagine a seemingly unlucky investor started in 1929, investing $10,000 per year each year throughout that terrible bear market until 1954 when the market finally regained its previous high. In other words, this poor investor started investing when the market was at a peak that it would not reach again for 25 years. But amazingly, if this investor had stuck with the discipline of investing $10,000 each year during this bleak 26 year period, the $260,000 invested would have grown to $1.7 million by the end of 1954, a compound annual growth rate of 12% year. The combination of dividends and the return on the investments made each year at lower prices than the first year resulted in this very good performance. But this result was only achieved with the discipline of adding to investments each year, especially when things looked their worst.

Q: If a portfolio manager underperforms for three or more years, isn’t it time to switch managers?

A: Although we would far prefer to answer this question at a time when our three year results are good rather than when they are poor, we can promise you that the answer will be the same in both cases. Periods of underperformance are inevitable. As the legendary chairman of Capital Guardian Trust Company Bob Kirby observed, “The basic question facing us is whether it’s possible for a superior investment manager to underperform the market three years in a row. The assumption widely held is ‘no.’ And yet, if you look at the records, it’s not only possible, it’s inevitable.” While we know that making such a statement during a time of underperformance may sound like we are making excuses, the data supporting it is

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16  Dollar-cost averaging does not assure a profit nor protect against losses in declining markets.

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CLIPPER FUNDSM                                                                                                         Shareholder Letter – (Continued)

incontrovertible. The vast majority of top-performing managers over a long period of time will experience multi-year stretches of poor performance. Specifically, as the chart below shows, 97% of all of the managers whose results over the last 10 years placed them in the top performance quartile still underperformed for at least a three year stretch during that decade of excellent relative results. More important, in almost half of these cases (41%, to be precise), the three year stretches were bad enough to place them in the bottom decile relative to their peers. While we are clearly in such a trough at the moment, we note that such periods of underperformance are an inevitable part of successful long-term investing rather than a reason for switching. Only time will tell if this period of underperformance will prove to be temporary. But because Clipper is a concentrated fund, it is reasonable to suppose that such periods of underperformance could be more pronounced than they would be in a more diversified fund, as concentration increases volatility. For example, Clipper Fund underperformed by 83% cumulatively over the five year stretch from April 30, 1995 to April 30, 2000. This huge deficit, however, was more than offset in the following almost four year period from April 30, 2000 through February 29, 2004 when the Fund outperformed by a staggering 87%, more than erasing the performance deficit. 17

While we know that periods of underperformance are inevitable and that concentration increases volatility, it remains our responsibility to ensure that this underperformance is temporary and that the benefits of concentration outweigh the higher volatility.

As for the causes of these periods of underperformance, a portion can be attributed to managers’ mistaken appraisals and declines in the value of the underlying businesses they owned. In the recent bear market, this was particularly common in the financial sector. We had our share of such mistakes, which we will discuss later in this report. However, another portion of this underperformance experienced by managers with good long-term results lies in the nature of markets. Because stock prices incorporate investor sentiment, value and price can diverge for long periods of time. In euphoric times, such as during the Internet bubble, the stock prices of many companies exceed their value. In times of panic and dislocation, the value of many companies exceeds their prices.

In such periods, poor reported results may indicate deferred returns rather than permanent losses. For example, a company purchased at $10 per share that has an intrinsic value of $20 is a good investment even if its price falls to $5 for some period

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17  Past performance is not a guarantee of future results. Performance is relative to the S&P 500® Index.

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CLIPPER FUNDSM                                                                                                         Shareholder Letter – (Continued)

of time. In our last report to you, we highlighted the example of RHJ International, which as of this writing has 7.89 euros per share in cash and liquid securities, no outstanding debt or other large liabilities and yet trades for about 4.55 euros per share. In cases such as this, it seems clear that price and value are not the same. Only time will tell what percentage of the recent weak returns were the result of temporary mispricings versus permanent mistakes. In the years ahead, we hope to prove that these poor results do not reflect a flawed investment discipline but rather the fact that prices and values can irrationally diverge for relatively long periods of time.

Although inevitable, such periods of poor results can be doubly costly for clients. After all, as portfolio managers, we can focus on the value of the under-lying businesses, but clients can only see the prices. As a result, clients often lose confidence and get out after they have already suffered through the period of bad performance but before benefiting from the recovery. This has been especially true for Clipper Fund, which has experienced significant redemptions during this period.

Before turning to the reasons that such divergences can create real opportunities, we must also recognize the cases in which falling stock prices reflect substantial declines in the value of the underlying business. In these cases, we were mistaken in our business appraisals.

Q: What were the Fund’s biggest mistakes?

A: As always, we must begin a discussion of mistakes with some definitions. Most important, we do not label an investment as a mistake simply because it trades below our purchase price. In fact, given market volatility, it is probable that every company we buy will trade below our purchase price at some point, especially in a bear market. Rather, we identify an investment as a mistake when our work indicates a significant reduction in our assessment of a company’s intrinsic value. In some fortunate cases, especially during bull markets, we are able to identify the mistake before the market does and sell the shares without incurring a substantial loss. However, since being entrusted with the management of Clipper Fund, we have made certain mistakes that resulted in a permanent and substantial loss of capital as we were not ahead of the market in identifying declining intrinsic value. Chief among these mistakes was our investment in American International Group (AIG), which cumulatively detracted almost 13% from returns in the three and a half years that we have managed Clipper. This loss is more than two and a half times the next biggest detractor from our results over the same time period. In our 2008 year-end report, we provided a detailed review of this mistake, which we commend to your attention. (Please visit the Fund Literature section of the Clipper Fund website, www.clipperfund.com, to read this report.) In the first half of this year, we liquidated the position. Though we believe there may be value in the shares that exceeds today’s market capitalization, we are not convinced that this value will be permitted to accrue to shareholders given today’s charged political environment.

The next two largest detractors from our results over this time period were American Express and Harley-Davidson. However, unlike AIG, we continue to hold these companies. In our view, both companies still maintain very powerful competitive advantages and should weather this storm. As a result, we have not yet labeled them as mistakes though we were mistaken in parts of our analysis. For example, in both cases, the earnings have fallen far more than we would have anticipated as a result of the weakening economy. While cyclically weak earnings are predictable and inevitable if one has a long holding period, this cycle has been far worse than we imagined. Furthermore, in both instances, even when the economy recovers, the companies’ profits are unlikely to rebound as much as we would have thought due to unexpected changes in each company’s business model. In the case of Harley-Davidson, it is doubtful that the company will be able to profitably provide customer financing for future sales, which will likely result in lost sales and the elimination of what had been a profit center. In the case of American Express, even when the higher rate of charge-offs that one would expect in a recession has abated, a more difficult regulatory environment, higher financing costs and long-term weakness in consumer spending make it likely that the business will not be as profitable as it once was.

One final investment that should be highlighted was our investment in Merrill Lynch, which subtracted about 3.5% cumulatively from our returns. 18 This investment reached its sad conclusion in our fourth quarter 2008 sale of the shares at a substantial loss. Though this investment was a mistake, we remain convinced that Merrill’s powerful network of financial advisors combined with decisive management reduced our downside and prevented the sort of catastrophic loss we experienced in AIG and others experienced in firms like Lehman Brothers and Bear Stearns.

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18  Between 1/1/2006 and 6/30/09 Merrill Lynch subtracted 3.5% from cumulative returns.

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CLIPPER FUNDSM                                                                                                         Shareholder Letter – (Continued)

Q: Why do you have so much in financials?

A: The Fund continues to have a large weighting in financials relative to the Index, representing approximately 50% for the Fund versus 14% for the S&P 500® Index. Given that the worst carnage of this bear market was centered in the financial sector, this has clearly been a mistake. Importantly, though, the companies that make up the financial category are not monolithic but include a wide range of business models, many of which performed far better than those in the headlines. This wide range of results is understandable when we consider that the category lumps together a conglomerate like Berkshire Hathaway, a securities processing firm like The Bank of New York Mellon and a charge card company like American Express. Also, although we did mistakenly own AIG and Merrill, we did not hold or we sold positions in a number of other financial companies that were wiped out, including Fannie Mae and Freddie Mac, Countrywide, Bear Stearns, Lehman Brothers, and Washington Mutual. As a result, though it is small solace, the stocks that we held within the financial sector outperformed the average financial stock by about 10 percentage points over the past three years.

That said, we must emphasize again that we do not structure the Portfolio on the basis of top-down sector allocations. Rather we construct it from the bottom up, company by company. Furthermore, while it is clear that the financial sector is made up of a very diverse group of companies, we should also mention that financial companies tend to share certain characteristics that we find attractive. For example, most financial business models are not prone to obsolescence. Further, given the collapse of the securitization markets and what has been called the shadow-banking system of non-bank finance companies, traditional financial institutions now face far less competition. In short, having come through a financial hurricane, these companies now face the prospect of greater demand for their products and services with far less competition.

At the same time, we have two main concerns that offset some of the positives just outlined: regulation and leverage. Interestingly, these two concerns could hurt companies in opposite ways. If the economy rebounds strongly, harmful regulation would likely have the effect of reducing the returns many financial firms would otherwise have earned. Conversely, if the economy does not get better, the leverage embedded in most financial firms increases the risk of losses or further dilutive share issuance. Although leverage is lower today, the fact that we continue to face rising credit losses and that these losses are amplified by leverage is a real concern. Put another way, while today’s valuations discount a significant increase in credit costs, there is no certainty that actual losses will not exceed even these conservative estimates.

Q: What are the biggest changes in the Portfolio?

A: Because portfolio turnover tends to be low, the Fund’s holdings remain quite similar to what we have described in past reports and are divided very roughly into five subjective categories. First are leading companies that we sometimes refer to as stalwarts. These companies include those whose operations are primarily domestic such as Costco and Harley-Davidson as well as global leaders like Merck, Procter & Gamble, Microsoft and Coca-Cola. The second category is made up of companies that are subject to “headline risk,” most notably select financials such as American Express, The Bank of New York Mellon, JPMorgan Chase, Goldman Sachs, and Wells Fargo & Company. The third category is made up of companies whose business model and management mindset put them in a position to take advantage of the crisis in the capital markets such as Berkshire Hathaway, Loews Corp., Oaktree Capital, and RHJ International. The fourth category comprises companies that are positioned to benefit if global commodity prices rise as we expect due to growing demand from China, India and Brazil. This category includes energy and commodity companies such as Canadian Natural Resources and ConocoPhillips. (Loews Corp. also has substantial energy operations through its holding of Diamond Offshore.) The fifth category is a catch-all and includes our now reduced holdings in the Japanese insurance sector.

Of these categories, we have been adding the most to the global stalwarts, having recently purchased Coca-Cola and Merck. These companies are characterized by healthy balance sheets, strong competitive positions and durable business models. They generally have pricing power and the ability to pass through cost increases. Because such businesses produce excess cash, they are self-funding and have no need to regularly replenish capital. Beyond these factors, we place a particularly high value on the global aspects of these businesses for two reasons. First, only five percent of the world’s population now lives in the United States. Further, although we remain bullish on the long-term prospects of our country, it seems likely that a number of other large economies will grow faster in the decades ahead. We consider it the best of both worlds to invest in proven U.S.-based companies that are well positioned to capitalize on these higher growth rates overseas. Second, although not certain, the likely long-term consequence of the dramatic increase in our federal budget and trade deficits will be a weaker dollar. Such an outcome will significantly increase the value of businesses with strong non-dollar earnings streams. It

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM                                                                                                         Shareholder Letter – (Continued)

is amazing, for example, that by 2020, 90% to 95% of Coca-Cola’s earnings may be generated from overseas.

Q: How have current events affected your firm?

A: Although the turmoil of the last year was dramatic, the fact that this year marks the 40th anniversary of the founding of our firm serves as a useful reminder that tumultuous periods in the market and economy have happened before and will happen again. Not long after our founding, the market declined almost 50% and unemployment soared to double-digit rates while our country remained mired in a deeply unpopular war. We have always managed our firm, like our funds, to get through such difficult periods. We are private, employee-owned, frugal, and well capitalized. We have no debt or derivatives. In this chaotic environment, we have hired three new research analysts. We remain committed to providing clients satisfactory long-term returns after expenses. We also are among the largest investors in Clipper Fund and have continued to add to our holdings throughout this downturn.

Looking ahead, Ken and I feel strongly that our team of analysts is the best we have ever had and we are often given credit for their work. Two that deserve special mention for their long-term contribution to returns are Danton Goei and Stephen Chen. We are proud to have such talented, dedicated and honorable colleagues.

We know we have ground to make up to live up to the commitment we have made to the shareholders of Clipper Fund. We are dedicated to doing so and grateful for the trust you have placed in us.

Sincerely,

Christopher C. Davis	Kenneth Charles Feinberg
President & Portfolio Manager	Portfolio Manager

July 31, 2009

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM                                                                                                         Shareholder Letter – (Continued)

This report is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Fund’s investment objectives, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

This report includes candid statements and observations regarding investment strategies, individual securities, economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact.

Clipper Fund’s investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: market risk: the market value of shares of common stock can change rapidly and unpredictably; company risk: the market value of a common stock varies with the success or failure of the company issuing the stock; focused portfolio risk: concentrating a fund’s portfolio in a select limited number of securities can increase the volatility of the portfolio; financial services risk: investing a significant portion of assets in the financial services sector may cause a fund to be more volatile as securities within the financial services sector are more prone to regulatory action in the financial services industry, more sensitive to interest rate fluctuations and are the target of increased competition; and foreign country risk: companies operating, incorporated or principally traded in foreign countries may have more fluctuation as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. As of June 30, 2009, Clipper Fund had approximately 14.9% of assets invested in foreign companies. See the prospectus for a complete listing of the principal risks.

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. Market values will vary so that an investor may experience a gain or a loss. The information provided in this material should not be considered a recommendation to buy, sell or hold any particular security.

As of June 30, 2009, Clipper Fund had invested the following percentages of its assets in the companies listed:

American Express	6.47%	JPMorgan Chase	2.89%
Bank of New York Mellon	7.47%	Loews Corp.	4.97%
Berkshire Hathaway	10.37%	Merck	1.38%
Canadian Natural Resources	6.90%	Microsoft	3.21%
Coca-Cola	0.93%	Oaktree Capital	4.89%
ConocoPhillips	4.46%	Procter & Gamble	6.57%
Costco Wholesale	10.70%	RHJ International	3.75%
Goldman Sachs	1.18%	Wells Fargo & Company	0.95%
Harley-Davidson	4.66%

Clipper Fund has adopted a Portfolio Holdings Disclosure policy that governs the release of non-public portfolio holding information. This policy is described in detail in the prospectus. Visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information.

The net expense ratio for Clipper Fund for the fiscal period ended June 30, 2009 was 0.86%.

Effective July 1, 2009 Davis Advisors voluntarily and permanently reduced any management fee ABOVE 0.55% to 0.55% for Clipper Fund.

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM                                                                                                         Shareholder Letter – (Continued)

The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in an index.

Over the last five years, the high and low turnover ratio for Clipper Fund was 63% and 7%, respectively.

Dalbar, a Boston-based financial research firm that is independent from Davis Advisors, researched the result of actively trading mutual funds in a report entitled Quantitative Analysis of Investor Behavior (QAIB). The Dalbar report covered the time periods from 1989–2008. The Lipper Equity LANA Universe includes all U.S. registered equity and mixed-equity mutual funds with data available through Lipper. Returns assume reinvestment of dividends and capital gain distributions. The fact that buy and hold has been a successful strategy in the past does not guarantee that it will continue to be successful in the future.

After-tax returns show the Fund’s annualized after-tax total return for the time period specified. After-tax returns with shares sold show the Fund’s annualized after-tax total return for the time period specified plus the tax effect of selling your shares at the end of the period. To determine these figures, distributions are treated as taxed at the maximum tax rate in effect at the time they were paid with the balance reinvested. The maximum rates are currently 35% for non-qualified dividend income and short-term capital gain distributions. Long-term capital gains and qualified dividends currently are taxed at a maximum 15% rate. The tax rate is applied to distributions prior to reinvestment and the after-tax portion is reinvested in the Fund. State and local taxes are ignored.

Broker-dealers and other financial intermediaries may charge Davis Advisors substantial fees for selling its products and providing continuing support to clients and shareholders. For example, broker-dealers and other financial intermediaries may charge: sales commissions; distribution and service fees; and record-keeping fees. In addition, payments or reimbursements may be requested for: marketing support concerning Davis Advisors’ products; placement on a list of offered products; access to sales meetings, sales representatives and management representatives; and participation in conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Financial advisors should not consider Davis Advisors’ payment(s) to a financial intermediary as a basis for recommending Davis Advisors.

After October 31, 2009, this material must be accompanied by a supplement containing performance data for the most recent quarter end.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

6/09 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800-432-2504, clipperfund.com

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Management’s Discussion and Analysis

Clipper Fund delivered a total return on net asset value of 7.23% for the six-month period ended June 30, 20091. Over the same time period, the Standard & Poor’s 500® Index2 (“Index”) returned 3.16%. The sectors3 within the Index that turned in the strongest performance over the six-month period were information technology, materials, and consumer discretionary. The sectors that turned in the weakest performance over the six-month period were industrials, telecommunication services, and financials.

Factors Impacting the Fund’s Performance

The Fund received favorable class action settlements from companies which it no longer owns. These settlements had a material impact on the investment performance of the Fund, adding approximately 490 basis points to performance over the first six months of 2009. This was a one time event that is unlikely to be repeated.

The Fund had more invested in financial companies than in any other sector and these companies were the most important contributor4 to performance. The Fund’s financial companies out-performed the corresponding sector within the Index (up 8% versus down 3% for the Index). American Express5, Loews, RHJ International, Oaktree, Goldman Sachs, and Julius Baer were among the most important contributors to performance. NIPPONKOA, Berkshire Hathaway, JPMorgan Chase, Bank of New York Mellon, American International Group, and Redwood Trust were among the most important detractors from performance. The Fund no longer owns American International Group or Redwood Trust.

Information technology companies were the most important contributor to the Index, and they were the second most important contributor to the Fund. The Fund’s information technology companies under-performed the corresponding sector within the Index (up 20% versus up 25% for the Index). A lower relative average weighting in this strongly performing sector (7% versus 17% for the Index) detracted from performance. Texas Instruments and Microsoft were among the most important contributors to performance.

Consumer staple companies were the most important detractors from performance. The Fund’s consumer staple companies under-performed the corresponding sector within the Index (down 13% versus down 2% for the Index). Procter & Gamble and Costco Wholesale were among the most important detractors from performance.

Energy companies included one of the most important contributors to the Fund’s performance, Canadian Natural Resources, and one of the most important detractors from the Fund’s performance, ConocoPhillips. The Fund’s energy companies out-performed the corresponding sector within the Index (up 5% versus down 2% for the Index), which contributed to performance.

The Fund held approximately 15% of its net assets in foreign companies at June 30, 2009. As a whole these companies out-performed the domestic companies held by the Fund.

______________________________________________________________

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Clipper Fund are: (1) market risk, (2) company risk, (3) focused portfolio risk, (4) financial services risk, (5) foreign country risk, (6) headline risk, and (7) selection risk. See the prospectus for a full description of each risk.

CLIPPER FUNDSM                                                                    Management’s Discussion and Analysis – (Continued)

1      Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary, so that when redeemed, an investor’s shares may be worth more or less than when purchased. The total annualized operating expense ratio for the six months ended June 30, 2009 is 0.86%. The following table lists the average annual total returns for the periods ended June 30, 2009:

				Since Fund’s
	1-Year	5-Year	10-Year	Inception
				(02/29/84)
Clipper Fund*	(31.08)%	(7.99)%	0.61%	10.51%
Standard & Poor’s 500® Index	(26.21)%	(2.24)%	(2.22)%	9.95%

* The Fund received favorable class action settlements from companies that it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009. This was a one-time event that is unlikely to be repeated.

Fund performance changes over time and current performance may be higher or lower than stated. The operating expense ratio may vary in future years. For more current information please call Clipper Fund Investor Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund from inception through December 31, 2005.

2     The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

3     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

4      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

5     This Management Discussion and Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve risks, including possible loss of the principal amount invested.

CLIPPER FUNDSM                                                                                                                                           Fund Overview

       At June 30, 2009 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s Net Assets)		(% of Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	80.33%	Diversified Financials	31.01%	7.41%
Common Stock (Foreign)	14.93%	Insurance	20.04%	2.35%
Short Term Investments	4.33%	Energy	11.93%	12.42%
Other Assets & Liabilities	0.41%	Food & Staples Retailing	11.23%	3.05%
	100.00%	Information Technology	7.75%	18.40%
		Household & Personal Products	6.90%	2.84%
		Automobiles & Components	4.89%	0.48%
		Health Care	3.34%	13.97%
		Food, Beverage & Tobacco	1.58%	6.08%
		Banks	1.00%	2.83%
		Retailing	0.33%	3.21%
		Capital Goods	–	7.09%
		Utilities	–	4.09%
		Other	–	15.78%
			100.00%	100.00%

Top 10 Holdings

(% of Fund’s Net Assets)

Costco Wholesale Corp.	Food & Staples Retailing	10.70%
Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	10.37%
Bank of New York Mellon Corp.	Capital Markets	7.47%
Canadian Natural Resources Ltd.	Energy	6.90%
Procter & Gamble Co.	Household & Personal Products	6.57%
American Express Co.	Consumer Finance	6.47%
Loews Corp.	Multi-line Insurance	4.97%
Oaktree Capital Group LLC, Class A	Diversified Financial Services	4.89%
Harley-Davidson, Inc.	Automobiles & Components	4.66%
ConocoPhillips	Energy	4.46%

CLIPPER FUNDSM                                                                                                                 Expense Example (Unaudited)

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended June 30, 2009.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/2009)	(06/30/2009)	(01/01/2009-06/30/2009)

Actual	$1,000.00	$1,072.31	$4.42
Hypothetical	$1,000.00	$1,020.53	$4.31

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.86%)**, multiplied by the average account valueover the period, multiplied by 181/365 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

CLIPPER FUNDSM                                                                                                                           Schedule of Investments

June 30, 2009 (Unaudited)

Shares	Security	Value (Note 1)
COMMON STOCK – (95.26%)
CONSUMER DISCRETIONARY – (4.98%)
Automobiles & Components – (4.66%)
2,823,060	Harley-Davidson, Inc.	$45,761,803

Retailing – (0.32%)
211,123	CarMax, Inc. *	3,103,508

	TOTAL CONSUMER DISCRETIONARY	48,865,311

CONSUMER STAPLES – (18.78%)
Food & Staples Retailing – (10.70%)
2,300,591	Costco Wholesale Corp.	105,114,003

Food, Beverage & Tobacco – (1.51%)
189,500	Coca-Cola Co.	9,094,105
400,000	Diageo PLC (United Kingdom)	5,735,166

		14,829,271

Household & Personal Products – (6.57%)
1,263,025	Procter & Gamble Co.	64,540,577

	TOTAL CONSUMER STAPLES	184,483,851

ENERGY – (11.36%)
1,291,987	Canadian Natural Resources Ltd. (Canada)	67,816,398
1,040,541	ConocoPhillips	43,765,154

	TOTAL ENERGY	111,581,552

FINANCIALS – (49.58%)
Banks – (0.95%)
Commercial Banks – (0.95%)
384,700	Wells Fargo & Co.	9,332,822

Diversified Financials – (29.54%)
Capital Markets – (11.55%)
666,629	Ameriprise Financial, Inc.	16,179,086
2,504,289	Bank of New York Mellon Corp.	73,400,711
78,600	Goldman Sachs Group, Inc.	11,588,784
316,400	Julius Baer Holding AG (Switzerland)	12,282,685

		113,451,266

Consumer Finance – (6.47%)
2,731,633	American Express Co.	63,483,151

Diversified Financial Services – (11.52%)
832,036	JPMorgan Chase & Co.	28,380,748
2,232,700	Oaktree Capital Group LLC, Class A (a)	48,003,050
5,762,297	RHJ International (Belgium)*(b)	36,780,533

		113,164,331

		290,098,748

Insurance – (19.09%)
	Multi-line Insurance – (4.97%)
1,781,000	Loews Corp.	48,799,400

	Property & Casualty Insurance – (12.82%)
1,132	Berkshire Hathaway Inc., Class A *	101,880,000
4,118,800	NIPPONKOA Insurance Co., Ltd. (Japan)	24,028,293

		125,908,293

CLIPPER FUNDSM                                                                                                  Schedule of Investments - (Continued)

June 30, 2009 (Unaudited)

Shares/Principal	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Reinsurance – (1.30%)
295,100	Transatlantic Holdings, Inc.	$12,786,683

		187,494,376

	TOTAL FINANCIALS	486,925,946

HEALTH CARE – (3.18%)
Health Care Equipment & Services – (1.80%)
709,455	UnitedHealth Group Inc.	17,722,186

Pharmaceuticals, Biotechnology & Life Sciences – (1.38%)
485,000	Merck & Co., Inc.	13,560,600

	TOTAL HEALTH CARE	31,282,786

INFORMATION TECHNOLOGY – (7.38%)
Semiconductors & Semiconductor Equipment – (1.49%)
686,000	Texas Instruments Inc.	14,611,800

Software & Services – (3.21%)
1,324,329	Microsoft Corp.	31,492,543

Technology Hardware & Equipment – (2.68%)
682,000	Hewlett-Packard Co.	26,359,300

	TOTAL INFORMATION TECHNOLOGY	72,463,643

	TOTAL COMMON STOCK – (Identified cost $1,220,836,697)	935,603,089

SHORT TERM INVESTMENTS – (4.33%)
$13,113,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.07%, 07/01/09, dated 06/30/09, repurchase value of $13,113,025
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.309%-6.462%, 03/01/29-01/01/39, total market value $13,375,260)	13,113,000
8,404,000	Goldman, Sachs & Co. Joint Repurchase Agreement,
	0.03%, 07/01/09, dated 06/30/09, repurchase value of $8,404,007
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 5.00%-6.153%, 06/01/36-09/01/38, total market value $8,572,080)	8,404,000
21,010,000	Mizuho Securities USA Inc. Joint Repurchase Agreement,
	0.11%, 07/01/09, dated 06/30/09, repurchase value of $21,010,064
	(collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.50%, 07/17/09-11/01/47, total market value $21,430,200)	21,010,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $42,527,000)	42,527,000

	Total Investments – (99.59%) – (Identified cost $1,263,363,697) – (c)	978,130,089
	Other Assets Less Liabilities – (0.41%)	3,987,558

	Net Assets – (100.00%)	$982,117,647

*	Non-Income producing security.

CLIPPER FUNDSM                                                                                                  Schedule of Investments - (Continued)

June 30, 2009 (Unaudited)

(a)	Illiquid Security – See Note 6 of the Notes to Financial Statements.
(b)

Affiliated Company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended June 30, 2009. The aggregate fair value of the securities of affiliated companies held by the Fund as of June 30, 2009, amounts to $36,780,533. Transactions during the period in which the issuers were affiliates are as follows:

	Security	Shares December 31, 2008	Gross Additions	Gross Reductions	Shares June 30, 2009	Dividend Income
	RHJ International	5,384,194	378,103	–	5,762,297	–

(c)	Aggregate cost for federal income tax purposes is $1,263,428,276. At June 30, 2009 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation					$34,978,170
	Unrealized depreciation					(320,276,357)

		Net unrealized depreciation				$(285,298,187)

See Notes to Financial Statements

CLIPPER FUNDSM                                                                                                        Statement of Assets and Liabilities

At June 30, 2009 (Unaudited)

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments):
Unaffiliated companies	$941,349,556
Affiliated companies	36,780,533
Cash	47,190
Receivables:
Capital stock sold	319,538
Dividends and interest	673,760
Investment securities sold	13,547,799
Prepaid expenses	12,532
Total assets	992,730,908
LIABILITIES:
Payables:
Investment securities purchased	9,111,592
Capital stock redeemed	507,246
Accrued management fee	564,032
Other accrued expenses	430,391
Total liabilities	10,613,261
NET ASSETS	$982,117,647
SHARES OUTSTANDING	22,906,861
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$42.87
NET ASSETS CONSIST OF:
Paid in capital	1,699,049,767
Undistributed net investment income	5,802,362
Accumulated net realized losses from investments and foreign currency transactions	(437,496,876)
Net unrealized depreciation on investments and foreign currency transactions	(285,237,606)
Net Assets	$982,117,647

*Including:
Cost of unaffiliated companies	$1,173,293,694
Cost of affiliated companies	90,070,003

See Notes to Financial Statements

CLIPPER FUNDSM                                                                                                                          Statement of Operations

For the six months ended June 30, 2009 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends*		$9,757,164
Interest		23,041
Total income		9,780,205

Expenses:
Management fees (Note 3)	$2,892,558
Custodian fees	51,925
Transfer agent fees	689,089
Audit fees	22,800
Legal fees	19,221
Reports to shareholders	125,037
Directors’ fees and expenses	44,052
Registration and filing fees	37,500
Miscellaneous	95,665
Total expenses		3,977,847
Expenses paid indirectly (Note 4)		(4)
Net expenses		3,977,843
	Net investment income	5,802,362

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
Investment transactions		(401,405,646)
Foreign currency transactions		(20,627)
Net decrease in unrealized depreciation		443,730,529
Net realized and unrealized gain on investments and foreign currency transactions		42,304,256
Net increase in net assets resulting from operations		$48,106,618

*Net of foreign taxes withheld as follows		$98,866

See Notes to Financial Statements

CLIPPER FUNDSM                                                                                                   Statements of Changes in Net Assets

	Six monthes ended	Year ended
	June 30, 2009 (Unaudited)	December 31, 2008
OPERATIONS:
Net investment income	$5,802,362	$22,304,461
Net realized loss from investments and foreign currency transactions	(401,426,273)	(9,984,794)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	443,730,529	(1,184,652,027)
Net increase (decrease) in net assets resulting from operations	48,106,618	(1,172,332,360)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(22,188,466)
Realized gains from investment transactions	–	(460,436)
Return of capital	–	(184,450)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5)	(149,962,452)	(502,166,852)

Total decrease in net assets	(101,855,834)	(1,697,332,564)

NET ASSETS:
Beginning of period	1,083,973,481	2,781,306,045
End of period*	$982,117,647	$1,083,973,481

*Including undistributed net investment income of	$5,802,362	$–

See Notes to Financial Statements

CLIPPER FUNDSM                                                                                                               Notes to Financial Statements

June 30, 2009 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Fund, Inc. (“Fund”, a California corporation) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is long-term capital growth and capital preservation. Effective January 1, 2006, Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”) assumed management of the Fund. The Adviser seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the closing bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

Fair Value Measurements - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy for measuring fair value of assets and liabilities. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs

		Level 2:	Level 3:
	Level 1:	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Equity securities:
Consumer discretionary	$48,865,311	$–	$–	$48,865,311
Consumer staples	184,483,851	–	–	184,483,851
Energy	111,581,552	–	–	111,581,552
Financials	438,922,896	48,003,050	–	486,925,946
Health care	31,282,786	–	–	31,282,786
Information technology	72,463,643	–	–	72,463,643
Short-term securities	–	42,527,000	–	42,527,000
Total	$887,600,039	$90,530,050	$–	$978,130,089

CLIPPER FUNDSM                                                                                       Notes to Financial Statements – (Continued)

June 30, 2009 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency- The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes- It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state (Arizona and California) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2005. At December 31, 2008, the Fund had available for federal income tax purposes unused capital loss carryovers of $35,985,000 which expire in 2016.

Securities Transactions and Related Investment Income- Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and net operating losses. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

CLIPPER FUNDSM                                                                                       Notes to Financial Statements – (Continued)

June 30, 2009 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements- In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2009 were $95,490,319 and $218,600,479, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser. The annual rate was 0.65% of the average net assets for the first $500 million, 0.60% on the next $500 million, 0.55% on the next $2 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. Advisory fees paid during the six months ended June 30, 2009 approximated 0.63% of average net assets. Effective July 1, 2009, the Adviser voluntarily reduced the advisory fee breakpoints above 0.55% for the Fund. As a result, the new annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended June 30, 2009 amounted to $28,155. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pay no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $4 during the six months ended June 30, 2009.

CLIPPER FUNDSM                                                                                      Notes to Financial Statements – (Continued)

June 30, 2009 (Unaudited)

NOTE 5 - CAPITAL STOCK

At June 30, 2009, there were 200 million shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Six months ended		Year ended
	June 30, 2009 (Unaudited)		December 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	1,374,114	$51,869,585	7,794,982	$423,869,961
Shares issued in reinvestment
of distributions	–	–	551,426	21,620,757
	1,374,114	51,869,585	8,346,408	445,490,718
Shares redeemed*	(5,578,046)	(201,832,037)	(15,573,901)	(947,657,570)
Net decrease	(4,203,932)	$(149,962,452)	(7,227,493)	$(502,166,852)

* Amounts for the year ended December 31, 2008 include a redemption as a result of an in–kind transfer of securities (see Note 7 of the Notes to Financial Statements).

NOTE 6 - ILLIQUID SECURITIES

Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities amounted to $48,003,050 or 4.89% of the Fund’s net assets as of June 30, 2009. Information regarding illiquid securities is as follows:

Security	Acquisition Date	Shares	Cost per Share	Valuation per Share as of June 30, 2009

Oaktree Capital Group LLC, Class A	09/20/07	2,232,700	$36.90	$21.50

NOTE 7 – IN–KIND REDEMPTION

During the year ended December 31, 2008, shareholders redeemed 1,433,782 shares in exchange for Fund portfolio securities valued at $114,286,748. The Fund realized a gain of $26,126,429. This gain was not taxable to the Fund for federal income tax purposes.

CLIPPER FUNDSM                                                                                                                                Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Six months ended June 30, 2009	Year ended December 31,
	(Unaudited)	2008	2007	2006[a]	2005	2004
Net Asset Value, Beginning of Period	$39.98	$81.00	$91.98	$88.18	$89.68	$87.97

Income (Loss) from Investment Operations:
Net Investment Income	0.25	0.83	0.88	1.07	1.31	0.58
Net Realized and Unrealized Gains (Losses)	2.64	(40.99)	(0.84)	11.84	(1.52)	4.51
Total from Investment Operations	2.89	(40.16)	0.04	12.91	(0.21)	5.09

Dividends and Distributions:
Dividends from Net Investment Income	–	(0.83)	(0.87)	(1.10)	(1.29)	(0.57)
Distributions from Realized Gains	–	(0.02)	(10.15)	(8.01)	–	(2.81)
Return of Capital	–	(0.01)	–	–	–	–
Total Dividends and Distributions	–	(0.86)	(11.02)	(9.11)	(1.29)	(3.38)
Net Asset Value, End of Period	$42.87	$39.98	$81.00	$91.98	$88.18	$89.68

Total Return[b]	7.23%[c]	(49.57)%	0.05%	15.27%	(0.24)%	5.87%

Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$982	$1,084	$2,781	$3,428	$4,006	$7,208
Ratio of Expenses to Average Net Assets:
Gross	0.86%[d]	0.76%	0.69%	0.70%	1.12%	1.12%
Net[e]	0.86%[d]	0.76%	0.69%	0.62%	1.11%	1.12%
Ratio of Net Investment Income to Average Net Assets	1.26%[d]	1.21%	0.85%	1.11%	0.97%	0.65%
Portfolio Turnover Rate[f]	10%	7%	25%	63%	13%	16%

a	Effective January 1, 2006, Davis Selected Advisers, L.P., assumed management of the Fund. A different investment adviser managed the Fund from inception through December 31, 2005.
b

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

c

Clipper Fund received favorable class action settlements from companies that it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009. This was a one-time event that is unlikely to be repeated.

d	Annualized.
e	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
f

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM                                                                                                                                       Fund Information

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-432-2504 or on the Fund’s website at www.clipperfund.com, or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CLIPPER FUNDSM                                                                                         Director Approval of Advisory Agreements

The Board of Directors of Clipper Fund, Inc. (“Fund”) oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Advisory Agreement”). Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. are jointly referred to below as “Davis Advisors.”

As a part of this process, counsel for the Board of Directors (which is composed entirely of directors who are independent of Davis Advisors) prepares questions which it submits to Davis Advisors in anticipation of the annual contract review. In the March 2009 Board of Directors’ meeting, the Directors reviewed and evaluated Davis Advisors’ responses to these questions as well as a variety of information furnished to the Directors during the previous year with respect to Davis Advisors and the operations of the Fund. Upon completion of this review, the Directors determined that the terms of the Advisory Agreement are fair and reasonable, and that the Advisory Agreement continues to be in the best interests of the Fund and its shareholders, and approved its continuation for an additional year.

The Directors’ determinations were based upon a comprehensive consideration of all information provided to them and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Directors’ recommendation to renew the Advisory Agreement.

Performance, Expenses, and Advisory Fee Schedule

The Directors noted that for the year ended February 28, 2009, the Fund’s total investment return was negative 55%, and for the slightly over three-year period since Davis Advisors began managing the Fund on January 1, 2006, the Fund’s average annual total investment return was negative 22%. The Directors also noted that for the one-year and three-year period ended December 31, 2008, the Fund under-performed its benchmark (the Standard & Poor’s 500® Index) and the average performance of a peer group of comparable funds (the “fund peer group”) as determined by Lipper, Inc., an independent service provider. The Directors considered the unusual market conditions during 2008, noted that this three-year time period is a relatively short time frame to make meaningful judgments concerning performance for a non-diversified Fund with the goal of long-term capital growth and capital preservation, and reviewed information indicating that Davis Advisors’ investment discipline has delivered good investment performance to other clients with similar strategies, when measured over longer time periods.

The Directors considered the Fund’s contractual advisory fee, noting that it was slightly above the asset-weighted average but below the median and average of all large cap funds classified by Lipper, Inc. The Directors noted that the advisory fee rate had been significantly reduced when Davis Advisors began managing the Fund, and that the breakpoint discounts in the Fund’s advisory fee structure provide for the sharing by Davis Advisors with Fund shareholders of any economies of scale that may exist in the management of the Fund. The Directors also noted that the Fund’s advisory fees are identical to those paid by another open-end mutual fund for which Davis Advisors serves as investment adviser, and that although the advisory fees paid by other institutional clients of Davis Advisors are in many cases lower the differences reflect the significant investment, operational, and regulatory differences between advising mutual funds and institutional clients.

The Directors considered that the Fund’s total expense ratio was below the average of its fund peer group. They reviewed information prepared by Davis Advisors relating to costs and profits in providing services to the Fund. In addition, the Directors considered various other potential benefits that Davis Advisors might receive in connection with the services it provides to the Fund, including reimbursement of a portion of Davis Advisors’ costs in providing shareholder services to the Fund. In that connection, the Directors also reviewed Davis Advisors’ portfolio brokerage practices, and noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services. The Directors concluded that the management fee was reasonable.

CLIPPER FUNDSM                                                               Director Approval of Advisory Agreements – (Continued)

Other Significant Considerations

The Directors noted the importance of reviewing quantitative measures such as those described above, but also recognized that qualitative factors could be important in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the Advisory Agreement. Accordingly, the Directors also considered the full range of services which Davis Advisors provides to the Fund and its shareholders, including whether it:

1.	Employs a disciplined, company-specific, research-driven, businesslike, and long-term investment philosophy;
2.

Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third party service providers; and

3.	Fosters healthy investor behavior.

The Directors considered the quality of Davis Advisors’ investment management process; the experience, capability and integrity of its senior management; the overall financial strength and stability of its organization; and Davis Advisors’ commitment to maintaining these attributes.

The Directors noted that Davis Advisors and the Davis family invested over $50 million in the Fund when Davis Advisors began managing the Fund and invested an additional $10 million in the Fund in 2008, and that Davis Advisors’ and the Davis family’s interests are aligned with those of other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns. The Directors also considered Davis Advisors’ efforts to minimize Fund transaction costs by generally applying a long-term time horizon to investments.

The Directors concluded that Davis Advisors had provided the Fund and its shareholders a reasonable level of both investment and non-investment services. The Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach.

Important Developments Following Approval of the Advisory Agreement

In the June 2009 Board of Directors’ meeting, Davis Advisors notified the Directors that it was voluntarily reducing the Fund’s management fee by reducing the fee of 65 basis points on the first $500 million of assets and 60 basis points on the next $500 million of assets to 55 basis points effective July 1, 2009.

CLIPPER FUNDSM                                                                                                                            Directors and Officers

For the purpose of their service as directors to the Clipper Fund, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. All directors qualify as independent under the Investment Company Act of 1940.

Name (birthdate)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held

Independent Directors

Lawrence E. Harris (09/16/1956)	Director	Indefinite and since April 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA	1	Interactive Brokers Group, Inc.

Steven N. Kearsley (09/29/1941)	Director	Indefinite and since April 2006	Private Investor, Real Estate Development	1	None

Lawrence P. McNamee (09/12/1934)	Director	Indefinite and since inception	Retired Educator	1	None

Norman B. Williamson (05/18/1932)	Director/ Chairman	Indefinite and since inception	Private Investor	1	None

Officers

Christopher C. Davis (born 7/13/65, Clipper Fund officer since 12/19/05). President of Clipper Fund. Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Chief Executive Officer, President or Vice President of each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Employee of Shelby Cullom Davis & Co. (registered broker/dealer); Director of Davis New York Venture Fund, Inc. (consisting of four portfolios), Davis Variable Account Fund, Inc. (consisting of three portfolios), and the Selected Funds (consisting of three portfolios); Director of Washington Post Co. (newspaper publisher).

Kenneth C. Eich (born 8/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 3/4/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 9/25/66, Clipper Fund officer since 12/19/05). Vice President, Chief Compliance Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 3/7/57, Clipper Fund officer since 12/19/05). Vice President and Secretary of Clipper Fund; each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Paul, Hastings, Janofsky & Walker, LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available upon request, free of charge, by contacting the Fund at 800-432-2504 or on the Fund’s website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) Not Applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not Applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUND, INC.

By
Kenneth C. Eich
Principal Executive Officer

Date: September 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
Kenneth C. Eich
Principal Executive Officer

Date: September 2, 2009

By
Douglas A. Haines
Principal Financial Officer

Date: September 2, 2009